UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

E-WASTE CORP.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-180251 (Commission File Number)	45-4390042 (I.R.S. Employer Identification No.)

610 Jones Ferry Road, Suite 207 Carrboro, NC (Address of principal executive offices)	27510 (Zip Code)

Registrant’s telephone number, including area code: (919) 933-2720

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.

On April 12, 2021, E-Waste Corp., a Florida corporation (the “Company”), entered into subscription agreements (each, a “Subscription Agreement”) with three “accredited investors” (the “Subscribers”), pursuant to which the Company sold the Subscribers a total of 2,500,000 units of the Company’s securities (the “Units”), at a purchase price of $1.00 per Unit, for gross proceeds to the Company of $2,500,000 (the “Offering”). Each Unit consists of one (i) share (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and (ii) a warrant to purchase two additional shares of the Company’s Common Stock (the “Warrant Shares”) until January 31, 2023, at an exercise price of $4.50 per share (the “Warrants”). The Company intends to utilize the net proceeds from the sales of the Units for working capital, general corporate purposes, and to seek, investigate and, if such investigation warrants, engage in a business combination with a private entity whose business represents an opportunity for our shareholders.

Pursuant to the Subscription Agreement, the Company granted the Subscribers piggyback registration rights with respect to the Shares and Warrant Shares (the “Registrable Securities”). The Subscribers were also given demand registration rights with respect to the Registrable Securities, to commence if and when the Company consummates a business combination with a private entity. In addition, the Company agreed not to take certain actions without the express written consent of one of the Subscribers, including any change in management or to the board of directors, change the Company’s independent public accountant, incurrence of any expense over $50,000, or any other material actions.

The foregoing descriptions of the Subscription Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of the forms of the Subscription Agreement and the Warrant, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Shares and Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. At the time of their issuance, the Shares and the Warrants were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

4.1	Form of Warrant

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2021

	By:	/s/ John D. Rollo
	Name:	John D. Rollo
	Title:	President